SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-A

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                 PURSUANT TO SECTION 12(b) OR 12(g) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


                             Exelon Corporation
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           (Exact name of registrant as specified in its charter)


            Pennsylvania                               23-2990190
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(State of incorporation or organization)   (I.R.S. Employer Identification No.)


  10 South Dearborn, Chicago, Illinois                   60603
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(Address of principal executive offices)              (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class             Name of each exchange on which
          to be so registered             each class is to be registered

       Common Stock, no par value              Philadelphia Stock Exchange
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     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to
General Instruction A.(c), check the following box.                        |X|

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to
General Instruction A.(d), check the following box.                        |_|

      Securities Act registration statement file number to which this this Form relates: 333-07082 (if applicable)
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     Securities to be registered pursuant to Section 12(g) of the Act:

                                   None.
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                              (Title of Class)

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                              (Title of Class)




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               INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1. Description of Registrant's Securities to be Registered.

          A description of the shares of Common Stock, no par value, of Exelon Corporation, a Pennsylvania corporation (the "Company"), is set forth under the heading "Description of Exelon Capital Stock" in the Joint Proxy Statement/Prospectus contained in the Registration Statement (File No. 333-07082) on Form S-4, originally filed with the Securities and Exchange Commission on May 15, 2000 (the "Registration Statement"), and the description contained in such Registration Statement is incorporated herein by reference.

Item 2. Exhibits.

          Not applicable.




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                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                             EXELON CORPORATION,

                             By: /s/  Michael J. Egan
                                 -------------------------------
                                 Name:  Michael J. Egan
                                 Title: Senior Vice President, Finance and Chief
                                        Financial Officer


Date:  October 12, 2000